Exhibit 99.1

Company Overview CONFIDENTIAL Atrial Fibrillation Program Update November 2023

Forward Looking Statement 2 Milestone - Atrial Fibrillation Program Overview The Presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expec t,’ ’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘project,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ (as well as other words or expressions refe ren cing future events, conditions or circumstances) are intended to identify forward - looking statements. These forward - looking statements are based on Milestone's expectations and assumptions as of the da te of this Presentation. Each of these forward - looking statements involves risks and uncertainties. Actual results may differ materially from these forward - looking statements. Forward - looking statements contained in this Presentation include statements regarding ( i ) the design, progress, timing, scope and results of the etripamil clinical trials in PSVT and AFib - RVR, (ii) the potential efficacy, safety and tolerability of etripamil , (iii) the potential of etripamil to deliver a clinically meaningful benefit to patients with PSVT in the home - setting environment and to empower patients to tak e control of their condition as well as provide value to the healthcare system, (iv) the possibility that data could fulfill the efficacy requirement for an NDA submission w ith the FDA for etripamil , (v) plans relating to commercializing etripamil , if approved, including the geographic areas of focus and sales strategy and (vi) the potential market size and the rate and d egr ee of market acceptance of etripamil and any future product candidates and the implementation of Milestone's business model and strategic plans for its business, etripamil and any future product candidates. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials, including the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation, enrollment, complet ion and evaluation of clinical trials, including the RAPID and ReVeRA trials, and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT, AFib - RVR, or other indications, among others, as well as risks related to pandemics and public health emergencies, including those related to COVID - 19, and risks related the sufficiency of our capital resources and our ability to raise additional capital. These and other risks are set forth in Milestone's filings with the U.S. Securities and Exchange Commission, including in its annual report on Form 10 - K for the year e nded December 31, 2021, under the caption "Risk Factors”, as such discussion may be updated in future filings we make with the SEC. Except as required by law, Milestone assumes no obligation to update any forward - looking statements contained herein to reflect any change in expectations, even as new information becomes available. This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their resp ect ive owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data ob tai ned from third - party sources and Milestone's own internal estimates and research. While Milestone believes these third - party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of Milestone's internal estimates or research and no reliance should be made on any informatio n o r statements made in this Presentation relating to or based on such internal estimates and research. Etripamil is an investigational new drug, which is not approved for commercial distribution in the United States.

Recent Progress and Key Upcoming Events 3 Milestone - Atrial Fibrillation Program Overview NDA submission for PSVT – October 2023 1 2 3 Initial data in AFib - RVR (NODE - 303 study) presented – May 2023 4 Operating runway to mid - 2025 via RTW financing – March 2023 7 AFib - RVR Ph2 ( ReVeRA study) data presented at AHA – November 2023 6 RAPID Study published in The Lancet – July 2023 Leadership Hired in Med. Affairs, Marketing, Market Access – 2022/2023 FDA Guidance (pre - IND meeting) on AFib - RVR Phase 3 Study – Mid 2023 5

KOL View on Currently Available Approaches / Unmet Need in AFib 4 • Regardless of rate - or rhythm - control strategy, break - through episodes of AFib - RVR are frequent, symptomatic, highly burdensome, and disruptive • Current treatment of acute attacks in the emergency department are burdensome and costly • Expensive and inefficient use of healthcare system resources • What would be helpful, and is currently missing, is a simple, fast - acting treatment, that could: ─ be self - administered at - home ─ reduce burden of episodes, and reduce trips to ED and calls to physicians Milestone - Atrial Fibrillation Program Overview Source: Milestone Pharmaceuticals Virtual Key Opinion Leader Event on Etripamil for the Treatment of AFib - RVR, May 22, 2023; htt ps://investors.milestonepharma.com/events - and - presentations KOL = Key Opinion Leader; AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; ED = Emergency Department

Clinical Pipeline Advancement for Etripamil 5 Milestone - Atrial Fibrillation Program Overview PSVT AFib - RVR Phase 1 Phase 2 Phase 3 NDA Filing / Approval Pharmacology of L - type calcium channel blockers drives broad clinical utility Rapid conversion to sinus rhythm PSVT = Paroxysmal Supraventricular Tachycardia ; AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; NDA = New Drug Application Acute control of rapid ventricular rate

Experience and Successful Progress in PSVT Program Applied to AFib - RVR Program 6 Milestone - Atrial Fibrillation Program Overview • Track - record of etripamil NS development in PSVT • Conducted multi - national PSVT development program in at - home setting with tachycardia - symptom prompted, self - administration of etripamil NS • We demonstrated:  Rapid conversion of PSVT with etripamil NS 70 mg  Optimized efficacy with repeat - dose regimen  Symptomatic improvement  Appropriate Safety & Tolerability Profile shown for approach of symptom - prompted, at - home self - administration • Resulted in NDA submission AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; NS = nasal spray; NDA = New Drug Application; PSVT = Paroxysmal Supraventricular Tachycardia ;

ReVeRA - Phase 2 Proof of Concept Trial of Etripamil in AFib-RVR in the Emergency Department Setting

1 **Patient presents to ED with episode of AFib-RVR**

2 **Dosing & Assessment**

3 **Efficacy Analysis**

Inclusion:
- Atrial Fibrillation ≥ 1 hour
- Ventricular Rate (VR) ≥ 110 bpm

Select Exclusions:
- Treated with antiarrhythmic drugs
- Hemodynamically unstable
- Heart failure

1. Baseline ECG for ≥ 10 min
2. Administer double blind study drug 70 mg etripamil : Placebo (1:1)
3. Monitor in-patient for 1 hour
4. Six-hour remote cardiac monitor
5. Complete safety 24 hours post dose

Primary: Maximum reduction in VR within 60 min

N=50: 90% powered to detect 20 bpm difference in max reduction, $\alpha=0.05$

- **Time to** VR reduction
- **Duration** of VR reductions
  - <100 bpm, ≥ 10% reduction, ≥ 20% reduction
- Patient satisfaction with treatment (TSQM-9)

AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; TSQM-9, Treatment Satisfaction Questionnaire for Medication; ED = Emergency Department

Assessing Etripamil Ventricular Rate Reduction – How Much; How Fast; How Long

Milestone - Atrial Fibrillation Program Overview 7

ReVeRA was designed to demonstrate:

Sizing of the Study	• Sized to detect 20-bpm reduction[1] vs placebo (in-line with HCP expectations as clinically meaningful, and similar to IV CCBs); assumed 90% power, α=0.05. Target N= 50.
Primary Endpoint	• Reduction in VR; as measured by difference in maximum reduction from baseline per study-arm over 60 min window
Amount of Reduction Secondary Measures	• Achievement of responses of VR <100 bpm, or ≥20% reduction, or ≥10% reduction
Speed of Action Duration of Action	• Time course plots, Time to VR reduction or to achieve responder status • Duration of VR <100 bpm, or ≥20% reduction, or ≥10% reduction
Symptomatic Relief	• Measurements of Satisfaction of Effectiveness and Relief of Symptoms utilizing the TSQM-9[2]
Safety & Tolerability	• Adverse event collection and ECG monitoring

[1] Reduction = reduction from VR baseline. [2] Treatment Satisfaction Questionnaire for Medication-9, a validated patient reported outcome tool. AFib-RVR = atrial fibrillation with rapid VR, VR = ventricular rate.

Milestone - Atrial Fibrillation Program Overview

8

ReVeRA Patient Characteristics (Safety Population) 1 9 Milestone - Atrial Fibrillation Program Overview Characteristic Placebo n=29 Etripamil n=27 Total N=56 Age, years Mean (SD) 64.59 ± 10.53 64.63 ± 10.61 64.6 (10.47) Median (range) 66.00 (35.00, 83.00) 64.00 (45.00, 88.00) 65 (35.00, 88.00) Site Location Canada 14 (48.3%) 12 (44.4%) 26 (46%) The Netherlands 15 (51.7%) 15 (55.6%) 30 (54%) Sex, female, n (%) 11 (37.9%) 11 (40.7%) 22 (39.3) Baseline Systolic Blood Pressure (mmHg) Mean ± SD (median) 125.59 ± 17.34 (124.00) 130.00 ± 19.78 (126.00) 127.71 ± 18.52 (124.50) Type of AF Paroxysmal 22 (75.9%) 20 (74.1%) 42 (75%) Persistent 5 (17.2%) 5 (18.5%) 10 (17.9%) Permanent 2 (6.9%) 2 (7.4%) 4 (7.1%) Baseline Medications, 2 n (%) Any beta - blocker (BB) 10 (34.5%) 13 (44.8%) 23 (41.1%) Any NDHP CCB 3 (10.3%) 4 (14.8%) 7 (12.5%) Any BB or NDHP CCB 13 (44.8%) 15 (55.6%) 28 (50%) Any Class IC or III antiarrhythmic drug 5 (17.2%) 8 (29.6%) 13 (23.2%) Anticoagulant, oral 16 (55.1%) 16 (59.3%) 32 (57.1%) 1 Safety Population (all randomized patients receiving study drug). 2 Baseline = medications started at least 1 day prior to study drug administration. BB = Beta blocker, NDHP = non - dihydropyridine, CCB = calcium channel blocker, Pop = population, SD = standard deviation

10 Milestone - Atrial Fibrillation Program Overview 1 Efficacy Population (all randomized patients receiving study drug remaining in atrial fibrillation with adequately diagnostic ECG recordings for at le ast 60 min post drug). Maximum VR reductions determined based on 5 - min moving average of VR. 2 By ANCOVA. bpm ± SEM. bpm = beats per minute. CI = confidence interval. SD = standard deviation. VR = ventricular rate. ReVeRA Primary Endpoint – Maximum Reduction in VR (60 min) P RIMARY E NDPOINT : Maximum Reduction in VR from Baseline Placebo NS, 1 N=25 Etripamil NS, 70 mg, 1 N=24 Baseline Ventricular Rate (SD) 135.54 (13.93) 130.33 (15.28) Mean (95% CI), bpm - 5.06 ( - 7.44, - 2.67) - 34.97 ( - 45.13, - 24.87) Difference in means (95% CI), bpm -- - 29.91 ( - 40.31, - 19.52) p - value 2 -- <0.0001 Primary Endpoint achieved with high degree of statistical significance

-40 -35 -30 -25 -20 -15 -10 -5 0 5 10 0 10 20 30 40 50 60 Change in Ventricular Rate (bpm) Time (minutes) Etripamil Placebo ReVeRA – Mean VR Change from Baseline (60 min) 1 ReVeRA Data Show Substantial & Rapid Reduction in VR for the Etripamil Group Note: Data plotted on time course are not those directly used for calculation of Primary Endpoint (by pre - specified plan). X - axi s: of plot: time following drug administration; Y - axis: 5 - min moving average, bpm ± SEM. 1 Efficacy Population (all randomized patients receiving study drug remaining in atrial fibrillation with adequately diagnostic ECG recordings for at least 60 min post drug) . 2 By ANCOVA. B pm = beats per minute. CI = confidence interval. SEM = standard error of the mean, VR = ventricular rate. P RIMARY E NDPOINT : Maximum Reduction in VR from Baseline Placebo NS, N=25 1 Etripamil NS, 70 mg, N=24 1 Mean (95% CI), bpm - 5.06 ( - 7.44, - 2.67) - 34.97 ( - 45.13, - 24.87) Difference in means (95% CI), bpm -- - 29.91 ( - 40.31, - 19.52) p - value 2 -- <0.0001 Milestone - Atrial Fibrillation Program Overview 11

12 Milestone - Atrial Fibrillation Program Overview 1 mITT Population (all randomized patients receiving study drug) . 2 From t - test of difference between the a reas under the curves (AUC) of plots of absolute mean heart rate . X - axis: of plot: time following drug administration; Y - axis of plot: 5 - min moving average, bpm ± SEM. B pm = beats per minute; CI = confidence interval. SEM = standard error of the mean. Separation of Curves: d ifference between areas under the curves over 180 min p < 0.00001 2 ReVeRA Data Show Lasting Duration of Etripamil Effect, up to 150 min ReVeRA – Mean VR Change from Baseline (180 min) 1 Placebo 29 28 26 25 25 25 25 Etripamil 27 27 26 26 26 26 26 No. at risk 1 -40 -35 -30 -25 -20 -15 -10 -5 0 5 10 0 30 60 90 120 150 180 Change in Ventricular Rate (bpm) Time (minutes) Etripamil Placebo

13 Milestone - Atrial Fibrillation Program Overview 13 13

ReVeRA : TSQM - 9 PRO 1 Assessment & Results 14 Milestone - Atrial Fibrillation Program Overview Placebo 2 N=25 Etripamil 2 N=24 p value 3 Effectiveness Domain Scores, mean (SD) 36.67 (21.64) 62.69 (21.59) p<0.0001 • TSQM - 9 PRO 1 includes an Effectiveness Domain • Domain includes three questions, each answered on 7 - point anchored scale • The domain score is calculated from its three question scores ― Domain score is on a 0 to 100 - point scale ― Domain score of 50/100 corresponds to a 4/7 = “Somewhat Satisfied” 1 2 3 4 5 6 7 Extremely Dissatisfied Very Dissatisfied Dissatisfied Somewhat Satisfied Satisfied Very Satisfied Extremely Satisfied 1 Treatment Satisfaction Questionnaire for Medication - 9, a validated Patient - Reported Outcome tool. 2 Efficacy Population (all randomized patients receiving study drug remaining in atrial fibrillation with adequately diagnostic ECG recordings for at least 60 min post drug) . 3 From t - test Delta = 1.55 units on Relief of Symptoms ReVeRA Data Show Significant Improvement in Patient Reported Relief of Symptoms

Milestone - Atrial Fibrillation Program Overview 15 Patients with ≥1 of most common adverse events (≥5%) 1 Placebo (N= 29) 2 Etripamil (N=27) 2 Nasal Discomfort 11 (37.9%) 16 (59.3%) Rhinorrhea 1 (3.4%) 9 (33.3%) Increased Lacrimation 5 (17.2%) 8 (29.6%) Throat Irritation -- 5 (18.5%) Dizziness 3 (10.3%) 3 (11.1%) Bradyarrhythmia -- 2 (7.4%) 3 Epistaxis -- 2 (7.4%) Nasal Congestion 1 (3.4%) 2 (7.4%) Nasopharyngitis -- 2 (7.4%) Nasal Congestion 1 (3.4%) 2 (7.4%) Oropharyngeal Pain -- 2 (7.4%) Paresthesia 2 (6.9%) 1 (3.7%) Intracardiac Thrombus 2 (6.9%) -- ReVeRA Study - Most Common Adverse Events (≥5% frequency) 1 Treatment - emergent adverse events, MeDRA terms. 2 Safety Population (all randomized patients receiving study drug). 3 Two patients each with 1 event of bradyarrhythmia.

ReVeRA Study - Summary of Serious Adverse Events • One etripamil patient experienced 2 SAEs classified as related to study drug • Transient severe bradycardia and syncope, assessed as due to hyper - vagotonia • O ccurred in a patient with a history of vagal events • F ully resolved with placing the patient supine and without sequelae • Two placebo patients experienced 4 SAEs • Patient - 1: Intracardiac thrombus, peripheral artery occlusion • Patient - 2: Myocardial ischemia, atrial fibrillation 16 Milestone - Atrial Fibrillation Program Overview SAE = Serious Adverse Event.

ReVeRA demonstrated:

Primary Endpoint: Treatment Effect Size	• Goal: 20 bpm VR reduction[1] vs placebo • ReVeRA: -30 bpm vs placebo; -35 bpm absolute in etripamil arm
Primary Endpoint: Statistical Significance	• Goal: $p \leq 0.05$ • ReVeRA: $p < 0.0001$
Speed of Action	• Goal: quick on-set • ReVeRA: quick on-set. Median time to maximum reduction: 13 min in etripamil arm. Rapid achievement of responder status (eg, VR <100 bpm)
Duration of Action	• Goal: at least 30 min (for the 1 dose in this study) • ReVeRA: ~150 min
Symptomatic Relief	• Goal: positive trends, show feasibility of TSQM-9[2] in AFib-RVR patients • ReVeRA: Improvement in satisfaction of effectiveness ($p<0.0001$) & symptom-relief ($p=0.0002$), and scores apparently exceeding minimally-important-difference benchmarks.
Safety & Tolerability	• Goal: findings aligned with PSVT program experience • ReVeRA: goals met (with monitored drug administration)

[1] Reduction from baseline. [2] Treatment Satisfaction Questionnaire for Medication-9. AFib-RVR = atrial fibrillation with rapid VR, VR = ventricular rate

Milestone - Atrial Fibrillation Program Overview

17

FDA Pre - IND Guidance for Path to Approval in AFib - RVR 1 • Single study with self - administered etripamil and in an at - home setting, to gain a labelled indication via supplemental NDA ( sNDA ) • Can utilize the safety database from PSVT • Primary analysis to be on ITT population (all patients who receive drug) • Reduction in VR may be primary endpoint • Patient benefit on symptoms, via patient reported outcome (PRO), must be Key Secondary Endpoint: • p < 0.05 to gain approval • Key recommendation: use of anchored 7 - point scale; FDA gave latitude on specific PRO • FDA expectation of 1 - unit improvement in Target population (with verified AFib - RVR) 18 Milestone - Atrial Fibrillation Program Overview 1) We expect to have additional discussion with FDA regarding the proposed design of our Phase 3 pivotal trial, including whe the r the proposed Phase 3 pivotal trial will support registration of etripamil for the treatment of AFib - RVR. AFib - RVR = atrial fibrillation with rapid VR. VR = ventricular rate.

Proposed Phase 3 Registrational Study in AFib - RVR 1 • Key Inclusion Criteria: history of symptomatic episodes of AFib - RVR • Patients self - administer drug at - home for perceived episodes of AFib - RVR • Dose: etripamil NS 70 mg, repeat - dose regimen • Target Population = patients with verified AFib - RVR • ITT Population = patients self - administering study drug for perceived AFib - RVR • Primary endpoint = change from baseline to nadir VR, same as ReVeRA ; etripamil vs placebo • Key secondary = PRO similar to TSQM Effectiveness Domain or Relief of Symptoms Question • Estimated study size: N ≈ 150 - 200 total events, based on 2 : PRO delta of 1.2 units, 90% power, p < 0.05 19 Milestone - Atrial Fibrillation Program Overview 1 We expect to have additional discussion with FDA regarding the proposed design of our Phase 3 pivotal trial, including whethe r t he proposed trial will support registration of etripamil for the treatment of AFib - RVR. 2 Sizing assumptions also include standard deviation = 1.6 & Target/ITT population ratio of 0.70. AFib - RVR = atrial fibrillation with rapid ventricular rate; ITT = intention to treat; NS = nasal spray; TSQM = Treatment Satisfaction Questionnaire for Medication pati ent reported outcome tool.

AFib - RVR Program Timeline Projections 20 • FDA Confirmation of Ph3 Protocol: 1Q 2024 • Study Start: Mid 2024 • Top - Line Data: Mid 2026 Milestone - Atrial Fibrillation Program Overview

Market Opportunity for Etripamil in AFib - RVR

KOL View on Currently Available Approaches / Unmet Need in AFib 22 • Regardless of rate - or rhythm - control strategy, break - through episodes of AFib - RVR are frequent, symptomatic, highly burdensome, and disruptive • Current treatment of acute attacks in the emergency department are burdensome and costly • Expensive and inefficient use of healthcare system resources • What would be helpful, and is currently missing, is a simple, fast - acting treatment, that could: ─ be self - administered at - home ─ reduce burden of episodes, and reduce trips to ED and calls to physicians Milestone - Atrial Fibrillation Program Overview Source: Milestone Pharmaceuticals Virtual Key Opinion Leader Event on Etripamil for the Treatment of AFib - RVR, May 22, 2023; htt ps://investors.milestonepharma.com/events - and - presentations KOL = Key Opinion Leader; AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; ED = Emergency Department

PSVT & AFib - RVR Populations in the US Source(s): 1. Colilla et al., Am. J. Cardiol . 2013, 112(8), 1142 - 1147; Miyasaka et al., Circulation, 2006, 114, 119 - 125. American Heart Association 2 . HCUP ED & Admissions Data (2016), accessed January 2021. 3. Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199 - 2206. doi : 10.1111/jce.15109. Epub 2021 Jun 14. 2018 prevalence of 2M anticipated to grow at a CAGR of ~2% 4. Quantitative Survey conducted by Triangle Insights, May 2021, N=250 Clinical Cardiologists, Interventional Cardiologists, and El ectrophysiologists . 5. Estimate of TAM (~40% - 60% of prevalence) based 2019 market research with patients conducted by BluePrint Research Group, ( n=247) 23 Milestone - Atrial Fibrillation Program Overview PSVT Atrial Fibrillation Total Patients (2030) 2.6 Million 3 10 Million 1 Discharged ED Visits & Hospital Admissions (2016) 2 145 Thousand 785 Thousand Target Addressable Market (2030) Patient Population 1.0 - 1.6 Million 5 ~3 - 4 Million 4 Atrial Fibrillation 10 Million 1 785 Thousand AFib - RVR ~3 - 4 Million 4

Peak US Market Opportunity for Etripamil in AFib-RVR

Market research suggests a target addressable market of ~3-4 million patients for AFib-RVR by 2030


Prevalent AFib Patients[1]
(~10M)
~40%[2]
~30%[2]
~30%[2]
~25%[2]
Patient Segments
Lone Episode
(1M)
Paroxysmal
(4M)
Persistent
(3M)
Permanent
(3M)
Share Experiencing >1 Symptomatic AFib with RVR Episode Requiring Treatment* per Year[2]
~40% of 3M
(1.2M)
~40% of 3M
(1.2M)
~30% of 3M
(0.9M)
Target Addressable Market
Symptomatic AFib with RVR
~3.3M (~33% of prevalence)

*Treatment was defined as either seeking treatment at the emergency department or outpatient clinic or via self-administration of treatments at home or other unsupervised setting


US Prevalence (2030)
~10 million patients[1]
~30-40%
Addressable Market
~3-4 million patients
Peak Share
Episodes/Pt
Episodes/Yr
Peak Net Sales

AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate

1. Colilla et al., Am. J. Cardiol. 2013, 112(8), 1142-1147; Miyasaka et al., Circulation, 2006, 114, 119-125; 10M estimate reflects the midpoint of published estimates (~8M to ~12M by 2025 or 2030)
2. Quantitative Survey conducted by Triangle Insights, May 2021, N=250 Clinical Cardiologists, Interventional Cardiologists, and Electrophysiologists

Milestone - Atrial Fibrillation Program Overview 24

Peak US Market Opportunity for Etripamil in PSVT and AFib-RVR

PSVT		AFib-RVR
~2.6 million patients[1]	US Prevalence (2030)	~10 million patients
~40-60%[2]		~30-40%
~1.0-1.6 million patients	Addressable Market	~3-4 million patients
~50%[3]		
~500k-800k patients	Peak Share	
4-6/year	Episodes/Pt	
Avg of 5 / yr[2]		
~2.5-4.0 million episodes/year	Episodes/Yr	

→ 2030 Peak Net Sales ←

Market Research Suggests a TAM of 4+ Million Patients across both PSVT and AFib-RVR Indications

AF – RVR = Atrial Fibrillation with Rapid Ventricular Rate; TAM = Target Addressable Market

Sources: **1.** Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199-2206. doi: 10.1111/jce.15109. ; **2.** 2019 market research with patients conducted by BluePrint Research Group, (n=247); **3.** 2020 market research with healthcare providers conducted by Triangle Insights Group, (n=250)

Milestone - Atrial Fibrillation Program Overview 25

Finances – as of September 30, 2023 Cash and short - term investments of $75.7M Synthetic Royalty Financing of $75M available upon approval (1) Cash as of September 30, 2023 together with synthetic royalty financing expected to fund operations into mid - 2025 (1) In March 2023, Milestone announced a $125.0M strategic with RTW Investments. The financings consists of $50.0M in convertible no tes issued in March 2023, and a commitment $75.0M in non - dilutive royalty funding if etripamil is approved by the FDA. (2) Common shares as of August 10, 2023. Pre - funded warrants as of June 30, 2023. 26 Milestone - Atrial Fibrillation Program Overview Equity - 43.1M in shares and pre - funded warrants outstanding • 33.5M common shares • 9.6M pre - funded warrants (2)

Strategic Approach to Value Creation • 2024 – Financially prudent commercial build to prepare for launch • 2025 – Staged entry following market access to demonstrate PSVT market potential • 2026 – Deliver phase 3 data in AFib - RV – Fully access cardiology market for PSVT with additional reps/resources • 2027+ – Expand revenue with AFib - RVR label and additional investments/ commercial spend post break even 27 Milestone - Atrial Fibrillation Program Overview

Milestone Pharma - Targeting Significant Unmet Need for Patient Management of Common Heart Conditions PSVT = Paroxysmal Supraventricular Tachycardia; AFib - RVR = Atrial Fibrillation with Rapid Ventricular Rate; NDA = New Drug Application 28 Milestone - Atrial Fibrillation Program Overview Targeting Common Arrhythmias Empowering Patients to Treat Themselves Positioned for Success • Etripamil : novel calcium channel blocker • Fast - acting, well - tolerated, portable, on - demand • Shift from Emergency Department to patient self - management • PSVT • AFib - RVR • High burden on patients and on the healthcare system • Positive Phase 3 results in PSVT • NDA submission Oct 2023 • AFib - RVR program expands market » Phase 2 data Nov 2023 • Experienced leadership driving commercialization

Appendix

TSQM - 9: Effectiveness Domain Questions 1. How satisfied or dissatisfied are you with the ability of the medication or treat your condition? 2. How satisfied or dissatisfied are you with the way the medication relieves your symptoms? 3. How satisfied or dissatisfied are you with the amount of time it takes the medication to start working? 30 Milestone - Atrial Fibrillation Program Overview 1 2 3 4 5 6 7 Extremely Dissatisfied Very Dissatisfied Dissatisfied Somewhat Satisfied Satisfied Very Satisfied Extremely Satisfied Answer scale for each question:

Time from Drug Administration to ≥20% and ≥10% Reductions from Baseline Ventricular Rate



Etripamil NS
Placebo NS
Cumulative incidence (%)
100
80
60
40
20
0
66.7%
0.0%
0
10
20
30
40
50
60
Time to 20% reduction from baseline ventricular rate (minutes)

No. at risk							
Placebo	25	25	25	25	25	25	25
Etripamil	24	13	11	11	9	9	9



Etripamil NS
Placebo NS
Cumulative incidence (%)
100
80
60
40
20
0
95.8%
20.0%
0
10
20
30
40
50
60
Time to 10% reduction from baseline ventricular rate (minutes)

No. at risk							
Placebo	25	23	23	21	21	21	20
Etripamil	24	4	2	1	1	1	1

	≥ 20% reduction	≥ 10% reduction
Difference in achievement of % reduction, p-value[1, 2]	<0.0001	<0.0001
Median time to achieve % reduction from baseline VR	Placebo: not achieved Etripamil: 14 min	Placebo: not achieved Etripamil: 4 min

[1] Efficacy Population is comprised of all randomized patients receiving study drug who remained in atrial fibrillation with adequately diagnostic ECG recordings for at least 60 min post drug. [2] By chi-square test.

Milestone - Atrial Fibrillation Program Overview 31